UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to section 13 or 15 (d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 24, 2003

PREMCOR INC.

(Exact name of registrant as specified in its charter)

Commission file number: 1-16827

Delaware	43-1851087
(State or other jurisdiction of incorporation or organization)	(I.R.S Employer Identification No.)

1700 East Putnam Avenue Suite 400 Old Greenwich, Connecticut	06870
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (203) 698-7500

Item 7.	Financial Statements and Exhibits

(c) Exhibits

Exhibit No.	Description
99.1	Press release dated July 24, 2003

Item 9.	Regulation FD Disclosure

On July 24, 2003, Premcor Inc. issued a press release announcing its operating results for the second quarter and six months ended June 30, 2003. A copy of the press release is furnished hereto as Exhibit 99.1. The information provided in this Current Report on Form 8-K, including Exhibit 99.1, is being furnished pursuant to Item 12, Disclosure of Results of Operations and Financial Condition.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PREMCOR INC. (Registrant)

/s/ DENNIS R. EICHHOLZ
Dennis R. Eichholz Controller (principal accounting officer and duly authorized officer)

July 24, 2003

Exhibit Index

Exhibit No.	Description
99.1	Press release dated as of July 24, 2003